The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2018

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Effective October 1, 2018, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund is deleted in its entirety and replaced with the relevant information below.

Royce Micro-Cap Opportunity Fund

Royce serves as investment adviser to the Fund. William A. Hench is the Fund’s portfolio manager. Mr. Hench has served as a portfolio manager for the Fund since its inception.

Royce Opportunity Fund

Royce serves as investment adviser to the Fund. William A. Hench is the Fund’s portfolio manager. Mr. Hench became portfolio manager in 2013 and was previously the Fund’s assistant portfolio manager (2004-2013).

Effective October 1, 2018, information appearing under the heading “Management of the Funds” for Royce Micro-Cap Opportunity Fund and Royce Opportunity Fund that is inconsistent with the disclosure immediately above is hereby revised accordingly.

June 28, 2018

ISIBAZ-0618

The Royce Fund

Supplement to the Consultant and R Class Shares Prospectus Dated May 1, 2018

Royce Opportunity Fund

Effective October 1, 2018, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce Opportunity Fund is deleted in its entirety and replaced with the information below.

Royce Opportunity Fund

Royce serves as investment adviser to the Fund. William A. Hench is the Fund’s portfolio manager. Mr. Hench became portfolio manager in 2013 and was previously the Fund’s assistant portfolio manager (2004-2013).

Effective October 1, 2018, information appearing under the heading “Management of the Funds” for Royce Opportunity Fund that is inconsistent with the disclosure immediately above is hereby revised accordingly.

June 28, 2018

CRBAZ-0618